Cash and Short-Term Deposits - Schedule of Cash and Cash Equivalents (Details)	Jun. 30, 2025 MYR (RM)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 MYR (RM)	Dec. 31, 2024 USD ($)	Jun. 30, 2024 MYR (RM)	Dec. 31, 2023 MYR (RM)
Schedule of Cash and Cash Equivalents [Abstract]
Cash and short-term deposits	RM 3,439,271	$ 816,406	RM 1,654,146
Pledged Deposits	(1,189,644)	(282,395)	(1,179,430)
Bank Overdraft	(335,419)	(79,621)	(104,587)
Total	RM 1,914,208	$ 454,390	RM 370,129	$ 87,861	RM 301,808	RM (241,006)